             (As last amended in Rel. No. 34-25113, eff. 1/30/95.)

                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                               February 22, 1997
               Date of Report (Date of earliest event reported)

                        TAITRON COMPONENTS INCORPORATED
            (Exact name of registrant as specified in its charter)

   California                       0-25844                  95-4249240
(State or Other            (Commission File Number)       (I.R.S. Employer
Jurisdiction of                                           Identification No.)
Incorporation or
Organization)


               25202 Anza Drive, Santa Clarita, California 91355
              (Address of Principal Executive Offices) (Zip Code)

                                (805) 257-6060
                        Registrant's Telephone Number,
                              including Area Code

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Item 5.  Other Events

     For further information concerning the repurchase by the Company of its common stock in open market transactions, see the attached "News Releases" dated December 3, 1996 and February 14, 1997.









                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Taitron Components Incorporated
                                        (Registrant)

                                        By  /s/ Stewart Wang
                                          -------------------------------------
                                        Stewart Wang
                                        Its:  Chief Executive Officer

                                        Date  February 24, 1997
                                            -----------------------------------